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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 13, 2005

                            SANGAMO BIOSCIENCES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 000-30171                                68-0359556
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         (Commission File Number)              (IRS Employer Identification No.)

        501 Canal Blvd, Suite A100                Richmond, California 94804
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 (Address of Principal Executive Offices)                 (Zip Code)

                                 (510) 970-6000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On June 13, 2005, Sangamo BioSciences Inc. issued a press release announcing that preclinical data from its program to develop a ZFP Therapeutic(TM) for diabetic neuropathy were presented at the American Diabetes Association 65th Scientific Sessions held in San Diego, June 10-14th, 2005.

A copy of the press release issued by Sangamo BioSciences, Inc. relating to this event is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.
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   99.1        Press Release Issued June 13, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 13, 2005

                                                  SANGAMO BIOSCIENCES, INC.

                                                  By: /s/ EDWARD O. LANPHIER II
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                                                      Edward O. Lanphier II
                                                      President,
                                                      Chief Executive Officer